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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 31, 2004

GenCorp Inc.
(Exact Name of Registrant as Specified in Charter)

Ohio (State or Other Jurisdiction of Incorporation)	1-01520 (Commission File Number)	34-0244000 (IRS Employer Identification No.)
Highway 50 and Aerojet Road, Rancho Cordova, California		95670
(Address of Principal Executive Offices)		(Zip Code)
P.O. Box 537012, Sacramento, California		95853-7012
(Mailing Address)		(Zip Code)

Registrant's telephone number, including area code (916) 355-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant's Business and Operations

Item 1.01    Entry into a Material Definitive Agreement

        Effective August 30, 2004, GenCorp Inc. ("GenCorp") and the lenders party to GenCorp's Amended and Restated Credit Agreement, dated as of October 2, 2002, as amended (the "Credit Agreement"), entered into Amendment No. 4 to the Credit Agreement ("Amendment No. 4"). Amendment No. 4 allows the net proceeds from the sale of the GDX Automotive business to be made available to GenCorp and applied as follows: (i) to repay GenCorp's outstanding revolving loans without a permanent reduction in the revolver commitment, and (ii) to deposit $70 million in a designated account with one of the lenders which shall be used to prepay on a pro rata basis, first, GenCorp's outstanding term loans and second, GenCorp's outstanding revolving loans on or prior to March 1, 2005. Amendment No. 4 also provides that as long as GenCorp has $50 million or more of cash on hand (including cash in the designated account), GenCorp cannot borrow from the revolver, subject to certain exceptions, except that GenCorp can issue letters of credit in accordance with the terms of the Credit Agreement. Amendment No. 4 also relaxed certain of the financial covenants contained in the Credit Agreement going forward. For example, GenCorp's interest coverage ratio was reduced to 2.25 to 1.00 for the quarter ended August 31, 2004, to 1.50 to 1.00 for the quarter ending November 30, 2004 and to 1.65 to 1.00 for the quarter ending February 28, 2005. The maximum leverage ratio was increased to 7.00 to 1.00 for the quarter ended August 31, 2004, and 8.25 to 1.00 for the quarters ending November 30, 2004 and February 28, 2005. The fixed charge coverage ratio was reduced to 0.90 to 1.00 for the quarter ended August 31, 2004, and 0.65 to 1.00 for the quarters ending November 30, 2004 and February 28, 2005. The minimum net worth covenant was waived through the period ending February 28, 2006. In addition, certain other consents and waivers were issued to permit the sale of the GDX Automotive business, including the release of all collateral associated with the GDX Automotive business, the release of two subsidiary guarantors and the release of the security interests in the subsidiaries being sold. Under Amendment No. 4, the approval necessary for the consummation by GenCorp or any of its subsidiaries of an acquisition involving total consideration given and indebtedness assumed in excess of $50 million was increased from 51% of the lenders to 100% of the lenders.

        Some of the lenders or their respective affiliates from time to time have provided in the past and may provide in the future investment banking, commercial lending and financial advisory services to us and our affiliates in the ordinary course of business. In particular, The Bank of New York is the trustee under the indentures governing our outstanding 5 3/4% Convertible Subordinated Notes, 9 1/2% Senior Subordinated Notes and 4% Contingent Convertible Subordinated Notes.

Section 2—Financial Information

Item 2.01    Completion of Acquisition or Disposition of Assets

        GenCorp Inc. ("GenCorp") completed the sale of its GDX Automotive business to an affiliate of Cerberus Capital Management L.P. on August 31, 2004 pursuant to a Stock and Asset Purchase Agreement, dated July 16, 2004, by and between GDX Holdings LLC ("Holdings") and GenCorp (the "Purchase Agreement"), as amended by the First Amendment to Stock and Asset Purchase Agreement, dated August 31, 2004, by and between GenCorp and Holdings (the "Amendment"). The sale of the GDX Automotive business included the sale of substantially all of the assets of GenCorp that were used in the GDX Automotive business as well as the sale of substantially all of GenCorp's worldwide subsidiaries that were engaged in the GDX Automotive business.

        The GDX Automotive business was sold to various subsidiaries of GDX Holdings Ltd., a Bermuda corporation, and an affiliate of Cerberus Capital Management L.P. Other than in respect of the transaction, there are no material relationships by and between the acquiring companies and GenCorp or any of its affiliates, or any of GenCorp's directors or officers or any associates of any of such directors or officers.

        The purchase price for the GDX Automotive business was $147 million, subject to a working capital adjustment, capital expense adjustment and tooling adjustment as provided in the Purchase Agreement as amended by the Amendment.

        On August 31, 2004, GenCorp issued a press release announcing the completion of the sale of its GDX Automotive business (the "Press Release"). The Purchase Agreement, the Amendment and the Press Release, which are filed as Exhibits 2.1, 2.2 and 99.1 to this report, respectively, are incorporated herein by reference to this report, and the foregoing description of the documents and the transactions contemplated therein are qualified in their entirety by reference to the exhibits filed with this report.

        Copies of documents filed with the U.S. Securities and Exchange Commission (the "SEC") may be obtained at no cost on the website maintained by the SEC at www.sec.gov.

Section 9—Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

  a)
  Not Applicable

  b)
  Pro Forma Financial Information.

    The unaudited pro forma combined consolidated financial statements of GenCorp Inc. are attached as exhibit 99.2

  c)
  Exhibits.

Exhibit No.		Description
2.1	*	Stock and Asset Purchase Agreement by and between GDX Holdings LLC and GenCorp Inc. dated as of July 16, 2004
2.2	*	First Amendment to Stock and Asset Purchase Agreement by and between GenCorp Inc. and GDX Holdings LLC dated as of August 31, 2004
10.1		Amendment No. 4 to Amended and Restated Credit Agreement, Consent and Waiver
99.1		GenCorp Inc.'s press release dated August 31, 2004
99.2		Unaudited pro forma combined consolidated financial statements of GenCorp Inc.

*
Schedules and exhibits to this exhibit have been omitted, but will be furnished to the Securities and Exchange Commission upon request.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENCORP INC.
By:	/s/ MARK A. WHITNEY
Name:	Mark A. Whitney
Title:	Vice President, Law; Deputy General Counsel and Assistant Secretary

Dated: September 7, 2004

EXHIBIT INDEX

Exhibit No.		Description
2.1	*	Stock and Asset Purchase Agreement by and between GDX Holdings LLC and GenCorp Inc. dated as of July 16, 2004
2.2	*	First Amendment to Stock and Asset Purchase Agreement by and between GenCorp Inc. and GDX Holdings LLC dated as of August 31, 2004
10.1		Amendment No. 4 to Amended and Restated Credit Agreement, Consent and Waiver
99.1		GenCorp Inc.'s press release dated August 31, 2004
99.2		Unaudited pro forma combined consolidated financial statements of GenCorp Inc.

*
Schedules and exhibits to this exhibit have been omitted, but will be furnished to the Securities and Exchange Commission upon request.

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Section 1—Registrant's Business and Operations
  Item 1.01 Entry into a Material Definitive Agreement
Section 2—Financial Information
  Item 2.01 Completion of Acquisition or Disposition of Assets
Section 9—Financial Statements and Exhibits
  Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX